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EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated March 3, 2000 on the consolidated financial statements of Carrollton Bancorp and Subsidiary included in this Form 10-K into Carrollton Bancorp's previously filed registration statement on Form S-8, File No. 333-82915.

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                                         Rowles & Company, LLP